UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024 (April 16, 2024)

Mediaco Holding Inc.
(Exact name of registrant as specified in its charter)

Indiana	001-39029	84-2427771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

48 West 25th Street, Third Floor New York New York	10010
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 1 (212) 229-9797
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	MDIA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Amendment No. 1 to Current Report on Form 8-K (this “Amendment No. 1”) amends and supplements the Current Report on Form 8-K of MediaCo Holding Inc., an Indiana corporation (“MediaCo”), filed with the Securities and Exchange Commission (the “SEC”) on April 18, 2024 (the “Original Form 8-K”). As disclosed in the Original Form 8-K, on April 17, 2024, MediaCo, and its wholly-owned subsidiary MediaCo Operations LLC, a Delaware limited liability company (“Purchaser”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Estrella Broadcasting, Inc., a Delaware corporation (“Estrella”), and SLF LBI Aggregator, LLC, a Delaware limited liability company (“Aggregator”) and affiliate of HPS Investment Partners, LLC (“HPS”), pursuant to which Purchaser purchased substantially all of the assets of Estrella and its subsidiaries (other than certain broadcast and assets owned by Estrella and its subsidiaries (the “Estrella Broadcast Assets”) and certain other retained assets) (the “Purchased Assets”), and assumed substantially all of the liabilities (the “Assumed Liabilities”) of Estrella and its subsidiaries (collectively, the “Transaction”). Purchaser conducts the business acquired from Estrella under the trade name Estrella MediaCo, and the business is referred to herein as the “Estrella MediaCo Business.”

This Amendment No. 1 is being filed solely for the purpose of amending the disclosure in the Original Form 8-K to include (i) a description of the business of the Estrella MediaCo Business after giving effect to the Transaction, which is filed as Exhibit 99.1 hereto, and (ii) the financial statements of Estrella and the pro forma financial information related to the Transaction that are required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively, and should be read in conjunction with the Original Form 8-K. Except as set forth herein, no other modification has been made to the Original Form 8-K.

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Transaction consummated as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that Estrella MediaCo will experience after the consummation of the Transaction.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited financial statements of Estrella as of and for the years ended December 31, 2023 and December 31, 2022, together with the notes thereto and the independent auditor’s report thereon, and the unaudited financial statements of Estrella as of March 31, 2024 and for the three months ended March 31, 2023 and March 31, 2024, together with the notes there, in each case, required by Item 9.01(a) of Form 8-K are filed as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial statements of MediaCo as of March 31, 2024, for the three months ended March 31, 2024, and for the year ended December 31, 2023 required by Item 9.01(b) of Form 8-K, which give pro forma effect to the Transaction and certain other transactions described in the pro forma financial statements, are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

(d)	Exhibits.

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of BDO USA, P.C., Independent Auditor.
99.1	Business Description of Estrella MediaCo Business.
99.2
Audited financial statements of Estrella Broadcasting, Inc. as of and for the years ended December 31, 2023 and December 31, 2022, together with the notes thereto and the independent auditor’s report thereon.

99.3	Unaudited financial statements of Estrella Broadcasting, Inc. as of and for the three months ended March 31, 2024, together with the notes thereto.
99.4
Unaudited pro forma condensed combined financial statements of MediaCo Holding Inc. as of March 31, 2024, for the three months ended March 31, 2024 and for the year ended December 31, 2023, together with the notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIACO HOLDING INC.

Date: July 3, 2024	By:	/s/ Ann C. Beemish
Ann C. Beemish
Chief Financial Officer